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Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Wilshire Enterprises, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2004 filed with the Securities and Exchange Commission (the "Report"), I, Seth H. Ugelow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

Dated: August 11, 2004

                                                     By: /s/ Seth H. Ugelow
                                                         -----------------------
                                                         Seth H. Ugelow
                                                         Chief Financial Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Wilshire Enterprises, Inc. and will be retained by Wilshire Enterprises, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.









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